KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                                 Master Servicer


                                       and


                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                  Sub-Servicer


                             SUB-SERVICING AGREEMENT

                             Dated as of May 1, 2007
                       GE Commercial Mortgage Corporation,

                              Series 2007-C1 Trust

      This is a Sub-Servicing Agreement (this "Agreement"), dated as of May 1, 2007, by and between WACHOVIA BANK, NATIONAL ASSOCIATION, having an office at NC 1075, 8739 Research Drive, URP-4, Charlotte, North Carolina 28262-1075, and its successors and assigns (the "Sub-Servicer"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC, having an office at 911 Main Street, Suite 1500, Kansas City, Missouri 64105, and its successors and assigns (the "Master Servicer").

                              W I T N E S S E T H:

      WHEREAS, GE COMMERCIAL MORTGAGE CORPORATION (the "Depositor"), WELLS FARGO BANK, N.A. (the "Trustee"), LNR PARTNERS, INC., (the "Special Servicer") and the Master Servicer have entered into that certain Pooling and Servicing Agreement dated as of May 1, 2007, as amended, modified and restated from time to time (the "Pooling and Servicing Agreement"), whereby the Master Servicer shall master service certain mortgage loans, including the Mortgage Loans (defined below), on behalf of the Trustee; and

      WHEREAS, the Master Servicer desires to enter into a contract with the Sub-Servicer whereby the Sub-Servicer shall service certain of such mortgage loans listed on Exhibit A (the "Mortgage Loan Schedule") attached hereto (the "Mortgage Loans" or "Trust Mortgage Loans") on behalf of the Master Servicer.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.01 Defined Terms.

      Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01.

      "Collection Report" shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and the most recently ended Due Period prior to the due date of such report, the information described on Exhibit G.

      "Mortgage Loans" shall have the meaning specified in the recitals hereto.

      "Sub-Servicer Remittance Amount" shall mean, with respect to any date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Sub-Servicer Custodial Account (as defined herein) as of such date, (ii) if and to the extent not included in the amount referred to in subclause (a)(i), the aggregate amount transferred from the REO Account (if established) to the Sub-Servicer as of such date to the extent not previously remitted to the Master Servicer, (iii) the aggregate of all other amounts received with respect to the Mortgage Loans as of such date to the extent not previously remitted to the Master Servicer and (iv) the aggregate amount of Prepayment Interest Shortfalls deposited by the Sub-Servicer in the Sub-Servicer Custodial Account as required by Section 3.19(a) of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(22) of this Agreement, to the extent not previously remitted to the Master Servicer, net of
(b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments or (ii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section
3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to
Section 3.01(c)(16) of this Agreement.

      "Sub-Servicer Custodial Account" shall have the meaning specified in
Section 3.01(c)(6) of this Agreement.

      "Sub-Servicer Remittance Date" shall mean the second Business Day prior to each Distribution Date.

      "Sub-Servicing Fee" shall mean, with respect to each Mortgage Loan and REO Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(16) of this Agreement.

      "Sub-Servicing Fee Rate" shall mean, with respect to each Mortgage Loan, the rate that corresponds to such Mortgage Loan set forth on Exhibit A hereto under the heading "Sub-Service Fee %".

      "Trust Mortgage Loans" shall have the meaning specified in the recitals hereto.

                                   ARTICLE II

                  MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

      Section 2.01 Contract for Servicing; Possession of Mortgage Loan
Documents.

      The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Servicing File or the Mortgage File in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer's possession of any portion of the Servicing File or the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing File or the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee. The Sub-Servicer shall release from its custody any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement. The Sub-Servicer shall provide to the Master Servicer as soon as reasonably practicable after request therefor by the Master Servicer a copy of any documents held by it with respect to any Mortgage Loan. During the term of this Agreement, the Sub-Servicer will also provide to the Master Servicer a copy of any lease, amendments and other documents related to the Mortgaged Property securing the related Mortgage Loan or related to the Mortgage Loan as soon as reasonably possible after receipt or execution thereof, as applicable.

      Section 2.02 Sub-Servicer Certification.

      The Sub-Servicer shall promptly notify the Master Servicer upon becoming aware of any breach of any representations and warranties contained in any applicable Mortgage Loan Purchase Agreement.

                                  ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

      Section 3.01 Sub-Servicer to Service.

      (a) The Sub-Servicer, as an independent contractor, shall service and administer the Mortgage Loans in a manner consistent with the Servicing Standard under the Pooling and Servicing Agreement.

      (b) The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Mortgage Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement incorporated herein pursuant to Section 3.01(c) of this Agreement (the "Incorporated Sections"), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Depositor, the Underwriters, the Rating Agencies, and the Certificateholders (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.21 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all of the Mortgage Loans which are performing Mortgage Loans and shall render such services with respect to the Mortgage Loans which are Specially Serviced Mortgage Loans as are specifically provided for herein. In furtherance of the foregoing, with respect to Specially Serviced Mortgage Loans, upon any Mortgage Loan becoming a Specially Serviced Mortgage Loan, the Sub-Servicer shall continue to collect information and prepare all reports to the Trustee required from the Master Servicer under the Pooling and Servicing Agreement with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Loans), and further to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21 of the Pooling and Servicing Agreement, as modified herein and to the Special Servicer's rights to service Specially Serviced Mortgage Loans. Except as otherwise set forth below, for purposes of this Agreement, references to the Trustee, the Depositor, the Underwriters, the Rating Agencies, and the Certificateholders in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Master Servicer hereunder and references to the Master Servicer in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Sub-Servicer hereunder (such modification of the Incorporated Sections shall be referred to herein as the "References Modification").

      (c) The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below:

            (1) Section 3.01. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify on a quarterly basis starting for the quarter ending in June, 2007 on the 25th of the month following the end of each calendar quarter, the information on each Mortgage Loan as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(7) of this Agreement. In addition, without limiting the generality of the foregoing, the Sub-Servicer shall take all necessary action to continue all UCC Financing Statements in favor of the originator of each Mortgage Loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

            (2) Section 3.02. The determination as to the application of amounts collected in respect of any Mortgage Loan, to the extent the application is not governed by the express provisions of the related Mortgage Note or Mortgage, shall be made by the Master Servicer.

            (3) Section 3.03(a). The creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer upon execution of this Agreement and thereafter to the Master Servicer upon any transfer of the Servicing Account.

            (4) Section 3.03(b). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and, on the 25th of the month following the end of each calendar quarter, beginning with the quarter ending in June, 2007, certify to the information on each Mortgage Loan with respect to taxes, insurance premiums, assessments, ground rents and other similar items, as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(7) of this Agreement. The Sub-Servicer shall not be obligated to make any Servicing Advances, except as described in the following sentence. The Sub-Servicer shall give the Master Servicer not less than five Business Days' notice before the date on which the Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan; provided, however, that, with respect to any Servicing Advance (necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies (including Environmental Insurance Policies)) required to be made on an urgent or emergency basis such that the Sub-Servicer is unable to provide the Master Servicer with sufficient notice to enable the Master Servicer to make such Servicing Advance, the Sub-Servicer shall make such Servicing Advance and the Master Servicer shall reimburse the Sub-Servicer for such Servicing Advance within five Business Days of receipt of written request therefor and interest thereon at the Reimbursement Rate. In addition, the Sub-Servicer shall provide the Master Servicer with such information in its possession as the Master Servicer may reasonably request to enable the Master Servicer to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance.

            (5) Section 3.03(g).

            (6) Section 3.04(a). The Sub-Servicer shall establish a custodial account (hereinafter the "Sub-Servicer Custodial Account"), meeting all of the requirements of the Certificate Account, and references to the Certificate Account shall be references to such Sub-Servicer Custodial Account. For purposes of the third to last paragraph of Section 3.04(a), the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Custodial Account. The creation of any Sub-Servicer Custodial Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer upon execution of this Agreement (or upon creation of such account, if not created upon execution of this Agreement) and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Custodial Account.

            (7) Section 3.04(b). References to the Distribution Account shall be references to the Certificate Account, references to the P&I Advance Date shall be references to the Sub-Servicer Remittance Date and references to the Available Distribution Amount shall be references to the Sub-Servicer Remittance Amount. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer. Each month, on each Business Day between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer the Sub-Servicer Remittance Amount for such date. Each month, on each Business Day that the Sub-Servicer is not required to remit to the Master Servicer pursuant to the previous sentence, the Sub-Servicer shall forward to the Master Servicer by wire transfer all amounts collected by the Sub-Servicer and not previously remitted to the Master Servicer which constitute delinquent payments on the Mortgage Loans and any related late fees or Default Interest (excluding any amounts to which the Sub-Servicer is entitled to as compensation pursuant to Section 3.11 as incorporated herein pursuant to
      Section 3.01(c)(16) & (17) of this Agreement). The next paragraph of this
      Section 3.01(c)(7) of this Agreement sets forth certain reporting requirements with respect to such remittances. The second paragraph of
      Section 3.04(b), Subsection (i) of the fourth paragraph of Section 3.04(b) and the sixth and seventh paragraphs of Section 3.04(b) are not incorporated herein.

            The Sub-Servicer shall deliver to the Master Servicer and the Special Servicer not later than 1:00 p.m. New York City time on the first Business Day following the Determination Date by electronic transmission in a format designated by the Master Servicer, (a) on a monthly basis, the Collection Report (the information therein to be stated as of the Determination Date) and (b) on a quarterly basis, the information on the Mortgage Loans, including without limitation information regarding UCC Financing Statements, taxes, insurance premiums and ground rents, on a quarterly basis, starting for the quarter ending in June, 2007, within thirty (30) days of the end of such quarter required by and in the form of Exhibit E attached hereto. The Sub-Servicer shall deliver to the Master Servicer on the second Business Day of each month by electronic transmission in a format designated by the Master Servicer, a remittance report containing scheduled balance information for each Mortgage Loan reflecting the scheduled Monthly Payment for such month in the form of Exhibit G attached hereto. In addition, on each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to the previous paragraph, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer a report of the nature of such remittance in the form of Exhibit G attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer and Special Servicer not later than 4:00 p.m. New York City time on the first Business Day following the Determination Date a certification in the form of Exhibit J.

            (8) Section 3.05(a) is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the Master Servicer for deposit in the
            Certificate Account the amounts required to be so deposited pursuant to the first paragraph of Section 3.04(b) and Section 3.01(c)(7) of this Agreement;

                  (ii) to pay to itself earned and unpaid Sub-Servicing Fees
            (which are the fees payable as compensation to the Sub-Servicer and out of which the Sub-Servicer shall pay fees it is obligated to pay any correspondent) in respect of each Mortgage Loan and REO Loan, the Sub-Servicer's right to payment pursuant to this clause (ii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

                  (iii) to pay to itself, as additional servicing compensation in accordance with the third paragraph of Section 3.11(a), interest or other income earned in respect of amounts held in the Sub-Servicer Custodial Account as provided in Section 3.01(c)(9) of this Agreement, but only to the extent of the Net Investment Earnings, if any, with respect to the Sub-Servicer Custodial Account for each Due Period;

                  (iv) to clear and terminate the Sub-Servicer Custodial Account at the termination of this Agreement pursuant to Section 9.01, as modified herein; and

                  (v) any amounts deposited in the Sub-Servicer Custodial
            Account in error.

            The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis when appropriate, in connection with any withdrawal from the Sub-Servicer Custodial Account pursuant to clauses
      (ii) and (iii) above.

      (9) Section 3.06 is not incorporated herein. The Sub-Servicer may invest funds in the Sub-Servicer Custodial Account on the same terms as the Master Servicer may invest funds in the Certificate Account, and subject to the same restrictions and obligations regarding maturity dates, gains, losses, possession of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Custodial Account shall be made in the name of the Trustee (in its capacity as such) and (B) the Sub-Servicer, on behalf of the Trustee, shall (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security", an "uncertificated security" or "deposit account". For purposes of this Section 3.01(c)(9), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised
Article 8 (1994 Revision) of the UCC, and the terms "control" (with respect to deposit accounts) and "deposit account" shall have the meanings given such terms in Revised Article 9 (1998 Revision) of the UCC, and (ii) "control" of any Permitted Investment by the Sub-Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Revised
Article 8 (1994 Revision) of the UCC or Revised Article 9 (1998 Revision) of the UCC as applicable.

      (10) Section 3.07(a). References to the applicable Certificate Account shall be references to the Sub-Servicer Custodial Account. Within fifteen (15) days after execution of this Agreement, the Sub-Servicer shall forward to the Master Servicer, for each Mortgage Loan, a fully completed certificate of insurance in the form of Exhibit H attached hereto. Additionally, the Sub-Servicer must immediately notify the Master Servicer of any Mortgage Loan which does not have insurance covering acts of terrorism in accordance with the related Mortgage Loan documents. Any required determination as to whether either
(a) such insurance is not available at any rate or (b) such insurance is not available at commercially reasonable rates and that such hazards are not at the time commonly insured against for properties similar to the Mortgaged Property and located in or around the geographic region in which such Mortgaged Property is located, will be made by the Special Servicer in accordance with the Pooling and Servicing Agreement. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and, on the 25th of the month following the end of each calendar quarter, beginning with the quarter ending in June, 2007, certify to the status of insurance policies relating to the Mortgage Loans, as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(7) of this Agreement.

      (11) Section 3.07(b). References to the applicable Certificate Account shall be references to the Sub-Servicer Custodial Account. Where possible and within acceptable servicing standards, any force placed policy caused to be maintained by the Sub-Servicer under Section 3.07(b) shall also name any organization or entity now or hereafter owned, created, controlled or operated by the named insured, and other companies or corporations for whom the named insured is contractually obligated to provide insurance coverage on lender placed or real estate owned property.

      (12) Section 3.07(d).

      (13) Section 3.08. If, pursuant to the terms of Section 3.08 of the Pooling and Servicing Agreement, any action to be taken by the Sub-Servicer thereunder with respect to the receipt, review or processing of Mortgagor requests relating to assumptions, transfers of interests, and further encumbrances of, or subordinate financing on, Mortgaged Properties requires the consent of the Special Servicer, any Rating Agency or any other person (any such person whose consent is so required is hereinafter referred to as a "Consenting Party"), then the Sub-Servicer shall be entitled to take such action if (i) the Sub-Servicer shall have provided to the Master Servicer, contemporaneously with soliciting such consent or submitting any request for consent from the applicable Consenting Party, (x) all notices, documents and records (or copies thereof) relevant to such Mortgagor Request and (y) a copy of any recommendation, report or other document (each such recommendation, report or other documents a "Consent Document") to be provided to the Consenting Party by the Sub-Servicer in connection with such Mortgagor request and (ii) all requirements of the Pooling and Servicing Agreement have been met. Upon the completion of the processing of any Mortgagor request contemplated by Section
3.08 of the Pooling and Servicing Agreement, the Sub-Servicer shall promptly provide copies of any documentation or correspondence relating to such request, including, without limitation, all executed documents, certificates, agreements and opinions relating to such request, to the Master Servicer. On each Determination Date, or upon written request of the Master Servicer, the Sub-Servicer shall provide to the Master Servicer a written status report in such form as shall be reasonably acceptable to Master Servicer with respect to all matters for which any consent request governed by Section 3.08 of the Pooling and Servicing Agreement is outstanding as of such Determination Date or has been resolved since the immediately preceding Determination Date. In addition to the written report contemplated by the immediately preceding sentence, upon request of the Master Servicer the Sub-Servicer shall participate in a status conference call with the Master Servicer with respect to any consent request governed by Section 3.08 of the Pooling and Servicing Agreement. The Sub-Servicer shall provide the Master Servicer any notice described in Section 3.08(b) regarding further encumbrances, along with all documents and records (or copies thereof) in the Sub-Servicer's possession regarding the further encumbrance.

      (14) Section 3.09. In addition to the CMSA Delinquent Loan Status Report required by Section 3.01(c)(19) of this Agreement, on the last Business Day of each month, the Sub-Servicer shall provide to the Master Servicer and the Special Servicer a CMSA Delinquent Loan Status Report, provided that the information set forth in such report shall be as of the close of business on the Business Day immediately preceding the delivery of such report. Notwithstanding the foregoing, no CMSA Delinquent Loan Status Report shall be required under this Section 3.01(c)(14) in any month in which the Monthly Payments for all Mortgage Loans have been collected as of the related Determination Date, and, in any month in which the Monthly Payments for all Mortgage Loans have not been collected as of the related Determination Date, no CMSA Delinquent Loan Status Report shall be required under this Section 3.01(c)(14) after the delivery in such month of a CMSA Delinquent Loan Status Report under this Section 3.01(c)(14) reflecting that no Mortgage Loan is delinquent. The Master Servicer may deem the failure by Sub-Servicer to deliver a CMSA Delinquent Loan Status Report as a certification that no Mortgage Loan is delinquent as of the related Determination Date.

      (15) Section 3.10. The references to the appropriate Certificate Account or any Certificate Account or the related Certificate Account shall be references to the Sub-Servicer Custodial Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Custodial Account.

      (16) Section 3.11(a). References to the Servicing Fee shall be references to the Sub-Servicing Fee and references to the Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate. The Sub-Servicer shall not be entitled to a Sub-Servicing Fee on any Non-Serviced Mortgage Loan or any REO Loan related thereto. All references to the Certificate Accounts shall be references to the Sub-Servicer Custodial Account. Any late payment or other fees (including Default Interest) paid in respect of a delinquent loan to which the Master Servicer is entitled under the Pooling and Servicing Agreement (other than as payment of interest on Advances or Additional Trust Fund Expenses) shall be divided equally between the Sub-Servicer and the Master Servicer if the Sub-Servicer participates in the realization upon such delinquent loan, and shall otherwise be paid to the Master Servicer. The Sub-Servicer shall be entitled to (i) any Prepayment Interest Excesses to the extent not required by the Pooling and Servicing Agreement to offset any Prepayment Interest Shortfalls with respect to any Mortgage Loan (as defined in the Pooling and Servicing Agreement) and (ii) subject to any required fee splitting contemplated by the Pooling and Servicing Agreement, any modification fees, defeasance fees, assumption fees, application fees or other fees or charges in connection with an assumption, defeasance or transfer request collected with respect to the Mortgage Loans.

      (17) Section 3.11(c).

      (18) Section 3.12(a) and (b). The Sub-Servicer shall promptly forward to the Master Servicer a copy of all inspection reports prepared by the Sub-Servicer and all operating statements and rent rolls collected by the Sub-Servicer. The Sub-Servicer shall promptly forward each CMSA NOI Adjustment Worksheet and CMSA Operating Statement Analysis Report to the Master Servicer after each update. At the request of the Master Servicer, and to the extent the following listed statements, budgets and rent rolls are required by the related Mortgage to be delivered, the Sub-Servicer shall direct the Mortgagor to forward to the Sub-Servicer annual, quarterly and monthly operating statements, budgets and rent rolls of the related Mortgaged Property, and financial statements of the related Mortgagor. Reasonably promptly upon the Sub-Servicer's receipt of such items, the Sub-Servicer shall forward them to the Master Servicer. At the request of the Master Servicer, the Sub-Servicer shall send to each Mortgagor a notice directing the Mortgagor to forward to the Special Servicer annual, quarterly and monthly operating statements, budgets and rent rolls of the related Mortgaged Property, and financial statements of the related Mortgagor.

      (19) Section 3.12(d) is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer, no later than 3:00 p.m. New York City time on the second Business Day preceding the Distribution Date, by electronic transmission in the format designated by the Master Servicer, a CMSA Property File, a CMSA Financial File, a CMSA Comparative Financial Status Report, a CMSA Delinquent Loan Status Report, a CMSA Servicer Watch List, a CMSA Total Loan Report, a CMSA Historical Loan Modification and Corrected Mortgage Loan Report and a CMSA Loan Level Reserve LOC Report, each providing the required information as of the related Determination Date. In addition, the Sub-Servicer shall deliver to the Master Servicer and the Special Servicer, no later than 3:00 p.m. New York City time on the third Business Day preceding the Distribution Date, by electronic transmission in the format designated by the Master Servicer, a CMSA Loan Periodic Update File, providing the required information as of the related Determination Date. The preparation and maintenance by the Sub-Servicer of all the reports specified in Section 3.01(c)(18) and (19) of this Agreement, including the calculations made therein, shall be done in accordance with CMSA standards.

      (20) Section 3.12(h).

      (21) Section 3.15(a).

      (22) Section 3.19(a) and (b). The Sub-Servicer shall deposit all Prepayment Interest Shortfalls in the Sub-Servicer Custodial Account on each Sub-Servicer Remittance Date. The Sub-Servicer shall also inform the ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer in addition to the Sub-Servicer. The Sub-Servicer shall also inform the hospitality franchisor that any notices of default under the related franchise agreement should thereafter be forwarded to the Master Servicer in addition to the Sub-Servicer.

      (23) Section 3.20. If, pursuant to the terms of Section 3.20 of the Pooling and Servicing Agreement, any action to be taken by the Sub-Servicer thereunder relating to any modification, extension, waiver or amendment, or any approval of a lease or extension or renewal thereof requires the consent of the Special Servicer, any Rating Agency or any other person (any such person whose consent is so required is hereinafter referred to as a "3.20 Consenting Party"), then the Sub-Servicer shall be entitled to take such action only if (i) the Sub-Servicer shall have provided to the Master Servicer, contemporaneously with soliciting such consent or submitting any request for consent from the applicable 3.20 Consenting Party, (x) all notices, documents and records (or copies thereof) relevant to the request and (y) a copy of any recommendation, report or other document (each such recommendation, report or other documents a "3.20 Consent Document") that is required to be provided to the 3.20 Consenting Party by the Sub-Servicer in connection with such matter and (ii) all requirements of the Pooling and Servicing Agreement have been met. Upon the completion of the processing of any modification, extension, waiver or amendment, or any approval of a lease or extension or renewal thereof contemplated by Section 3.20 of the Pooling and Servicing Agreement, the Sub-Servicer shall promptly provide copies of any documentation or correspondence relating to such request to the Master Servicer and shall cooperate with and assist the Master Servicer in obtaining information necessary for the further analysis of such request. Upon written request of the Master Servicer, the Sub-Servicer shall provide to the Master Servicer a written status report in such form as shall be reasonably acceptable to Master Servicer with respect to all matters for which any consent request under Section 3.20 of the Pooling and Servicing Agreement is outstanding as of such Determination Date or has been resolved since the immediately preceding Determination Date. In addition to the written report contemplated by the immediately preceding sentence, upon request of the Master Servicer the Sub-Servicer shall participate in a status conference call with the Master Servicer with respect to any consent request governed by Section 3.20 of the Pooling and Servicing Agreement. When forwarding a request for the approval of any lease or renewal or extension thereof, the Sub-Servicer shall forward to the Master Servicer the information concerning such lease required by, and in the form of, Exhibit I attached hereto. Notwithstanding the foregoing provisions of this Section 3.01(c)(23), the Sub-Servicer will not permit any Principal Prepayment with respect to any Mortgage Loan without the written consent of the Master Servicer. The Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement (with respect to each Principal Prepayment request) setting forth the amount of the necessary Principal Prepayment calculated by the Sub-Servicer.

      (24) Section 3.21(a). The Sub-Servicer shall immediately notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer and the Master Servicer shall promptly notify the Sub-Servicer of any such determination. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such Mortgage Loan shall resume.

      (25) Section 3.21(c). The Sub-Servicer shall give immediate notice to the Master Servicer of any Servicing Transfer Event and shall maintain ongoing payment records with respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan or an REO Property and shall timely provide the Master Servicer and the Special Servicer with any information required by either to perform their respective duties under the Pooling and Servicing Agreement.

      (26) Section 3.22. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.22. Each and every one of the terms and conditions of Section 3.22 shall be enforceable against the Sub-Servicer in accordance with the terms thereof. The Sub-Servicer may not enter into any new Sub-Servicing Agreements in connection with the Mortgage Loans and shall directly service the Mortgage Loans in accordance with the terms and conditions of this Agreement.

      (27) Section 3.23. The first sentence of Section 3.23(a)(i) shall be deemed modified to read "The Sub-Servicer is a national banking organization duly organized, validly existing and in good standing under the laws of the United States, and the Sub-Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement." Each insurance policy and fidelity bond referenced in Section 3.07(c) names the Master Servicer as an additional insured and loss payee. The Sub-Servicer is authorized to transact business in each state in which a Mortgaged Property is located, if and to the extent required by applicable law.

      (28) Section 3.31.

      (29) Section 3.34.

      (30) Section 4.02(b).

      (31) Section 4.03 is not incorporated herein. The Sub-Servicer shall have no obligation to make P&I Advances.

      (32) Section 11.01.

      (33) Section 11.03.

      (34) Section 11.05.

      (35) Section 11.06 is not incorporated herein. For so long as the Trust is subject to the reporting requirements of the Exchange Act, as set forth on
Schedule 7 of the Pooling and Servicing Agreement, within 5 calendar days after the related Distribution Date, (i) the Sub-Servicer shall be required to provide to the Master Servicer, the Trustee and the Depositor, in EDGAR-compatible format (to the extent available to the Sub-Servicer in such format) or in such other format as otherwise agreed upon by the Master Servicer, the Trustee and the Depositor and the Sub-Servicer, to the extent a Servicing Officer or Responsible Officer, as the case may be, thereof has actual knowledge (other than with respect to disclosure required pursuant to Item 1117 or Item 1119 of Regulation AB as to the Sub-Servicer which shall be reported if actually known by any Servicing Officer or Responsible Officer, as the case may be, or any lawyer in the in-house legal department of the Sub-Servicer), any Additional Form 10-D Disclosure, if applicable, described on Schedule 7 of the Pooling and Servicing Agreement, if applicable and (ii) include with such Additional Form 10-D Disclosure, an Additional Disclosure Notification in the form attached to the Pooling and Servicing Agreement as Schedule 11.

      (36) Section 11.07 is not incorporated herein. For so long as the Trust is subject to the reporting requirements of the Exchange Act, no later than March 1st (with a grace period through March 15th), commencing in March 2008 (i) the Sub-Servicer shall be required to provide to the Master Servicer, the Trustee and the Depositor, to the extent a Servicing Officer or Responsible Officer, as the case may be, thereof has actual knowledge (other than with respect to disclosure required pursuant to Item 1117 or Item 1119 of Regulation AB as to the Sub-Servicer which shall be reported if actually known by any Servicing Officer or Responsible Officer, as the case may be, or any lawyer in the in-house legal department of the Sub-Servicer), in EDGAR-compatible format (to the extent available to the Sub-Servicer in such format), or in such other form as otherwise agreed upon by the Master Servicer, the Trustee and the Depositor and the Sub-Servicer, the form and substance of the Additional Form 10-K Disclosure described on Schedule 8 of the Pooling and Servicing Agreement applicable to the Sub-Servicer and (ii) include with such Additional Form 10-K Disclosure, an Additional Disclosure Notification in the form attached to the Pooling and Servicing Agreement as Schedule 11.

      (37) Section 11.08. At least five Business Days prior to when the Master Servicer is required to deliver its Performance Certification under the Pooling and Servicing Agreement, the Subservicer shall (in addition to the delivery of a Performance Certification in its capacity as a Reporting Servicer under PSA
Section 11.08) deliver to the Master Servicer, for each year in which the Trust is subject to the reporting requirements of the Exchange Act for the preceding fiscal year (and otherwise within a reasonable period of time upon request), a certification substantially in the form of PSA Exhibit U-2 (a "Back-up Certification"), on which the Master Servicer and the Master Servicer's officers, directors, members, managers, employees, agents and Affiliates (collectively, the "SSA Certification Parties") can rely. The Subservicer shall, if it is terminated or resigns pursuant to the terms of this Agreement, provide a Back-up Certification to the Master Servicer with respect to the period of time it was subject to this Agreement. Without limiting the foregoing, each Back-up Certification shall include (x) a reasonable reliance statement by the Subservicer enabling the SSA Certification Parties to rely upon each (i) annual compliance statement provided pursuant to Section 3.01(c)(39), (ii) annual report on assessment of compliance with the Servicing Criteria provided pursuant to Section 3.01(c)(40) and (iii) registered public accounting firm attestation report provided pursuant to Section 3.01(c)(41) and (y) a certification that each such annual report on assessment of compliance discloses any material instances of noncompliance described to the Subservicer's registered public accounting firm to enable such accountants to render the attestation provided for in Section 3.01(c)(41). If the Master Servicer's certification requirements are modified under the Pooling and Servicing Agreement, the parties hereto agree to negotiate in good faith to modify the Back-up Certification delivered by the Sub-Servicer to comply with such change. The Sub-Servicer shall indemnify and hold harmless the Master Servicer for all losses, liabilities, claims, damages, costs and expenses (including reasonable attorney's fees and expenses) resulting from a breach of any certification given pursuant to this section or from the negligence, bad faith or willful misfeasance of the Sub-Servicer in connection with the performance by the Sub-Servicer of its duties hereunder.

      (38) Section 11.09 is not incorporated herein. For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Sub-Servicer shall, to the extent a Servicing Officer or Responsible Officer, as the case may be, thereof has actual knowledge (other than with respect to disclosure required pursuant to Item 1117 or Item 1119 of Regulation AB as to the Sub-Servicer which shall be reported if actually known by any Servicing Officer or Responsible Officer, as the case may be, or any lawyer in the in-house legal department of the Sub-Servicer), use their reasonable efforts to provide to the Master Servicer, the Depositor and the Trustee within 1 Business Day after the occurrence of the Reportable Event, but shall provide in no event later than noon (New York City time) on the 2nd Business Day after the occurrence of the Reportable Event, the form and substance of the Form 8-K Disclosure Information described on Schedule 9 of the Pooling and Servicing Agreement as applicable to the Sub-Servicer, in EDGAR-compatible format (to the extent available to the Sub-Servicer in such format), or in such other format as otherwise agreed upon by the Master Servicer, the Trustee and the Depositor and the Sub-Servicer and accompanied by an Additional Disclosure Notification in the form attached to the Pooling and Servicing Agreement as Schedule 11.

      (39) Section 11.11. The Annual Statement of Compliance shall be delivered by the Sub-Servicer (without regard to whether the Sub-Servicer is an Servicing Function Participant) by March 31st of each year, beginning March 31, 2008, except as set forth in Section 11.11 with respect to years in which Depositor reporting to the Commission is required. In such years, the Annual Statement of Compliance shall be delivered on or before the third Business Day preceding March 10th of each year. If the Sub-Servicer is an Servicing Function Participant, the Annual Statement of Compliance shall be delivered to all the parties specified in Section 11.11, and if the Sub-Servicer is not an Servicing Function Participant, the Annual Statement of Compliance shall be delivered only to the Master Servicer.

            In the event that the Sub-Servicer is terminated, assigns its rights or resigns pursuant to the terms of this Agreement, the Sub-Servicer shall provide, and shall use its reasonable efforts to cause any Servicing Function Participant that resigns, assigns its rights or is terminated under any applicable servicing agreement to provide, an Annual Statement of Compliance pursuant to this Section 3.01(c)(39) with respect to the period of time that the Sub-Servicer was subject to this Agreement.

      (40) Sections 11.12 and 11.13. The Annual Attestation Report and Annual Assessment Report (along with the consent of the accounting firm) shall be delivered by the Sub-Servicer (without regarding to whether the Sub-Servicer is a Servicing Function Participant) by March 31st of each year, beginning March 31, 2008, except as set forth in Sections 11.12 and 11.13 with respect to years in which Depositor reporting to the Commission is required. In such years, the Annual Attestation Report and Annual Assessment Report shall be delivered on or before the third Business Day preceding March 10th of each year. If the Sub-Servicer is a Servicing Function Participant, the Annual Attestation Report and Annual Assessment Report shall be delivered to all the parties specified in Sections 11.12 and 11.13, and if the Sub-Servicer is not a Servicing Function Participant, the Annual Attestation Report and Annual Assessment Report shall be delivered only to the Master Servicer. Notwithstanding the foregoing, with respect to any calendar year for which the Sub-Servicer is not a Servicing Function Participant, the Sub-Servicer may fulfill its obligations to deliver an Annual Attestation Report and Annual Assessment Report by causing a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer, to the effect that (i) such firm has obtained a letter of representation regarding certain matters from the management of the Sub-Servicer which includes an assertion that the Sub-Servicer has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate.

            In the event that the Sub-Servicer is terminated, assigns its rights or resigns pursuant to the terms of this Agreement, the Sub-Servicer shall provide, and shall cause any Servicing Function Participant engaged by it to provide, an Annual Assessment Report pursuant to this Section 3.01(c)(40), coupled with an Annual Attestation Report pursuant to this
      Section 3.01(c)(40) with respect to the period of time that the Sub-Servicer was subject to this Agreement.

      (41) Section 11.14.

Section 3.02 Merger or Consolidation of the Sub-Servicer.

      The Sub-Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a company whose business is the origination and servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, (ii) must be an approved servicer of multifamily mortgage loans for FHLMC or Fannie Mae or a HUD-Approved Servicer, and (iii) shall assume in writing the obligations of the Sub-Servicer under this Agreement.

Section 3.03 Limitation on Liability of the Sub-Servicer and Others.

      Neither the Sub-Servicer nor any of the officers, employees or agents of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such person against any breach of any representation, warranty or covenant made herein, or failure to perform its obligations in compliance with the Servicing Standard, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement, or against any expenses or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, or negligence in the performance of obligations or duties hereunder. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and either (i) it is specifically required to bear the costs of such action or (ii) such action will not, in its reasonable and good faith judgment, involve it in any ultimate expense or liability for which it would not be reimbursed hereunder; provided, however, that the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Master Servicer will be liable and the Sub-Servicer shall be entitled to be reimbursed therefor from the Master Servicer upon written demand.

Section 3.04 Sub-Servicer Not to Resign.

      The Sub-Servicer shall not resign from the obligations and duties hereby imposed on it except by sixty (60) days prior written notice to the Master Servicer, or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Sub-Servicer. Any such determination permitting the resignation of the Sub-Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer, which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer.

Section 3.05 No Transfer or Assignment of Servicing.

      With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.05, except with respect to a direct or indirect subsidiary of Wachovia which is acceptable to Moody's as a primary servicer and is on S&P's Select Servicer List as a U.S. Commercial Mortgage Servicer, the Sub-Servicer shall neither assign or transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, nor sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Master Servicer, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, prior to any assignment or transfer by the Sub-Servicer of this Agreement or the servicing hereunder (the "Sub-Servicing Rights"), the Sub-Servicer shall allow the Master Servicer an opportunity to bid on the purchase of such Sub-Servicing Rights. The Sub-Servicer may also solicit bids from any other parties independent of the Sub-Servicer.

Section 3.06 Indemnification.

      The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their respective partners, controlling shareholders, directors, officers, employees or agents) from and against any and all liability, claim, loss, out-of-pocket cost (including reasonable attorneys' fees), penalty, expense or damage of the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) resulting from (i) any breach by the indemnitor of a representation, warranty, covenant, agreement or certification made by it herein or delivered by it pursuant hereto or (ii) any willful misfeasance, bad faith or negligence by the indemnitor in the performance of its obligations or duties hereunder. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This
Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer. Notwithstanding the foregoing, the Sub-Servicer shall not have any direct rights of indemnification that may be satisfied out of assets of the Trust Fund.

                                   ARTICLE IV

                                     DEFAULT

Section 4.01 Events of Default.

      In case one or more of the following events (each, an "Event of Default") by the Sub-Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Sub-Servicer to deposit into the Sub-Servicer Custodial Account or any Servicing Account, or to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account, on a timely basis, any amount required to be so deposited or remitted under this Agreement which failure continues unremedied for one (1) Business Day following the date on which a deposit was first required to be made; or

            (ii) (A) the Sub-Servicer shall fail to timely deliver or cause delivery to the Master Servicer or other parties any Annual Statement of Compliance as required by Section 3.01(c)(39) of this Agreement, any Annual Attestation Report (along with the consent of the accounting firm) and Annual Assessment Report as required by Section 3.01(c)(40) of this Agreement, any information as required by Sections 3.01(c)(35), (36) or
      (38) or any Backup Certificate as required by Section 3.01(c)(37) of this Agreement, which failure in any case continues unremedied by the Business Day immediately preceding the day the Master Servicer is required to deliver its certification under Section 11.08 of the Pooling and Servicing Agreement or (B) the Depositor shall deliver a written notice to the Master Servicer at any time prior to April 1 of the first year in which the Trustee has filed a Form 15 with the Commission in accordance with
      Article XI of the Pooling and Servicing Agreement, stating that the Sub-Servicer has defaulted on its obligation to deliver, if and to the extent applicable in accordance with Regulation AB and another pooling and servicing agreement to which the Depositor is a party, any of the items similar to those set forth in clauses (A) of this clause (v), as and when provided under such other pooling and servicing agreement; or

            (iii) any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any of its other covenants or obligations contained in this Agreement which continues unremedied for a period of 25 days (10 days in the case of a failure of the Servicer to pay the premium for any insurance policy required to be maintained hereunder) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

            (iv) any failure of the part of the Sub-Servicer to (a) timely make available and certify to the Master Servicer the information called for on Exhibit E attached hereto as required by Section 3.01(c)(7) of this Agreement, or (b) timely provide to the Master Servicer the Collection Report which failure continues unremedied for one (1) Business Day; or

            (v) any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 3.23 of the Pooling and Servicing Agreement which materially and adversely affects the interests of the Master Servicer or any Class of Certificateholders or any affected holder of any Serviced Pari Passu Companion Loan or Serviced B Note and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer, by the Master Servicer provided, however, if such breach is capable of being cured and the Sub-Servicer provided the Master Servicer with an officer's certificate certifying that it has diligently pursued and is diligently continuing to purchase a full cure, such 30 day period will be extended an additional 30 days; or

            (vi) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of sixty (60) days; or

            (vii) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

            (viii) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

            (ix) the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement; or

            (x) the Sub-Servicer is removed from S&P's approved master servicer list and either (a) is not reinstated within sixty (60) days of removal or
      (b) any of the ratings assigned to the Certificates or the Serviced Pari Passu Loan Securities are qualified, downgraded, or withdrawn in connection with such removal, whichever is earlier; or

            (xi) the Sub-Servicer obtains actual knowledge that Moody's has (1) qualified, downgraded or withdrawn its rating or ratings of any class of Serviced Companion Loan Securities, or (2) placed any class of Serviced Companion Loan Securities on "watchlist" status in contemplation of a rating downgrade or withdrawal (and such "watchlist" status placement shall not have been withdrawn by Moody's within sixty (60) days of the date when the Sub-Servicer obtained such actual knowledge) and, in the case of either clause (1) or (2), cited servicing concerns with the Sub-Servicer as the sole or a material factor in such rating action; or

            (xii) the Sub-Servicer shall fail to deliver any Exchange Act reporting items required to be delivered by such servicer under Article XI of the Pooling and Servicing Agreement at the time required under such Article, and after giving effect to all applicable grace periods and cure periods set forth therein; or

            (xiii) an Event of Default (as defined under the Pooling and Servicing Agreement) by the Master Servicer occurs and the material cause for any such Event of Default was the sub-servicing of the Mortgage Loans by the Sub-Servicer under this Agreement.

      If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section 4.01, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Sub-Servicer agrees that if it is terminated pursuant to this
Section 4.01, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer's functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer's responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer's obligations hereunder, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to the Sub-Servicer Custodial Account, a Certificate Account and any Servicing Account, or thereafter be received with respect to the Mortgage Loans (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

      In addition to any other rights the Master Servicer may have hereunder, if the Sub-Servicer fails to remit to the Master Servicer any amounts when required to be remitted hereunder, the Sub-Servicer shall pay to the Master Servicer interest on the amount of such late remittance at the Prime Rate, applied on a per diem basis for each day such remittance is late (i.e., said per annum rate divided by 365 multiplied by the number of days late); but in no event shall such interest be greater than the maximum amount permitted by law.

Section 4.02 Waiver of Defaults.

      The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 4.03 Other Remedies of Master Servicer.

      During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01 of this Agreement, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                    ARTICLE V

                                   TERMINATION

Section 5.01 Termination.

      Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee): (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) pursuant to Section 5.02 of this Agreement; (iv) at the option of any purchaser of one or more Mortgage Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Mortgage Loan or Mortgage Loans; or (v) upon termination of the Pooling and Servicing Agreement.

Section 5.02 Termination With Cause.

      The Master Servicer may, at its sole option, terminate any rights the Sub-Servicer may have hereunder with respect to any or all of the Mortgage Loans, as follows:

            (i) as provided in Section 4.01 of this Agreement upon the occurrence of an Event of Default; or

            (ii) if either Rating Agency (A) reduces any of the ratings assigned by it to the Certificates (or places such ratings on "watch" status") as a result of the sub-servicing of the Mortgage Loans by the Sub-Servicer, or
      (B) advises the Master Servicer or Trustee that it will qualify, downgrade, withdraw or place on "watch status" any of the ratings assigned by it to the Certificates due to the continued servicing by the Sub-Servicer.

      Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement.

Section 5.03 Intentionally Deleted.

Section 5.04 Termination of Duties with Respect to Specially Serviced Mortgage Loans.

      The Sub-Servicer acknowledges that, at such time as any Mortgage Loan becomes a Specially Serviced Mortgage Loan, this Agreement and the right to service such Mortgage Loan in accordance herewith, shall be subject to the Special Servicer's rights to service such Mortgage Loan for so long as such Mortgage Loan continues to be a Specially Serviced Mortgage Loan.

                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.01 Successor to the Sub-Servicer.

      Contemporaneously with the termination of the Sub-Servicer's responsibilities and duties under this Agreement pursuant to Sections 3.04, 4.01, 5.01 or 5.02 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer's responsibilities, duties and liabilities under this Agreement.

Section 6.02 Financial Statements.

      The Sub-Servicer shall, upon the request of the Master Servicer, make available its publicly available financial statements and other records relevant to the performance of the Sub-Servicer's obligations hereunder.

Section 6.03 Closing.

      The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans shall take place on the Closing Date. At the Master Servicer's option, the closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

      The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

Section 6.04 Closing Documents.

      The Closing Documents shall consist of all of the following documents:

      (a) to be provided by the Sub-Servicer:

            (i) this Agreement executed by the Sub-Servicer;

            (ii) an Officer's Certificate of the Sub-Servicer, dated the Closing Date and in the form of Exhibit B hereto, including all attachments thereto;

            (iii) the account certifications in the form of Exhibit F hereto required by Section 3.01(c)(3), (5) & (6) of this Agreement, fully completed; and

      (b) to be provided by the Master Servicer:

            (i) this Agreement executed by the Master Servicer; and

            (ii) the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

            (iii) the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

Section 6.05 Notices.

      All demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

            (i) if to the Sub-Servicer:

                        if by U.S. Mail:

                        Wachovia Bank, National Association
                        Structured Products Servicing
                        8739 Research Drive
                        URP4-NC1075
                        Charlotte, NC 28288-1075
                        Fax No. (704) 715-0036
                        Reference:  GECMC Commercial Mortgage Trust Series
                        2007-C1

                        if by overnight delivery:

                        Wachovia Bank, National Association
                        Commercial Real Estate Services
                        8739 Research Drive
                        URP4-NC1075
                        Charlotte, NC 28262-1075
                        Reference: GECMC Commercial Mortgage Trust Series
                        2007-C1

                        in each case, with a copy to:

                        Lars Carlsten
                        c/o Wachovia Bank, National Association
                        301 S. College St., TW-30
                        Charlotte, NC 28288-0630
                        Reference:  GECMC  Commercial  Mortgage  Trust  Series
                        2007-C1

                       (ii) if to the Master Servicer:

                        KeyCorp Real Estate Capital Markets, Inc..
                        911 Main Street, Suite
                        Kansas City, Missouri 64105
                        Attention: Bryan Nitcher
                        Fax No.  816-204-2290


                        with a copy to:

                        KeyBank National Association

                        127 Public Square
                        Cleveland, Ohio 44114
                        Attention:  Robert C. Bowes, Esq.
                        Fax No.  216-689-5681


                        with a copy to:

                        Polsinelli Shalton Flanigan Suelthaus PC
                        700 West 47th Street, Suite 1000
                        Kansas City, Missouri 64112
                        Attention: Kraig Kohring
                        Fax No.  816-753-1536

or such other address as may hereafter be furnished to the other party by like notice.

Section 6.06 Severability Clause.

      Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 6.07 Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 6.08 Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

Section 6.09 Reserved.

Section 6.10 Intention of the Parties.

      It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto.

Section 6.11 Third Party Beneficiary.

      The Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Trustee, the Trust Fund, any successor Master Servicer, or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom.

Section 6.12 Successors and Assigns; Assignment of Agreement.

      This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement, the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement.

Section 6.13 Waivers.

      No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 6.14 Exhibits.

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 6.15 General Interpretive Principles.

      The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

Section 6.16 Complete Agreement.

      This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

Section 6.17 Further Agreement.

      The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 6.18 Amendments.

      This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC


                                    By:  /s/  Bryan NItcher
                                       ----------------------------------------
                                       Name:   Bryan NItcher
                                       Title:  Senior Vice President


                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By:  /s/  Joseph Newell III
                                       ----------------------------------------
                                       Name:   Joseph Newell III
                                       Title:  Associate

                                              EXHIBIT A

                                            GECMC 2007-C1
                                        MORTGAGE LOAN SCHEDULE


Property Name                                     Cut-Off Balance                   Subservicing Fee
-------------                                     ---------------                   ----------------
Wolfchase Galleria                               $ 225,000,000.00                     0.01 (1 bp)
Galleria Officentre                              $ 89,600,000.00                      0.01 (1 bp)
Sealy NW Business Center                         $ 28,750,000.00                     0.05 (5 bps)
Allison Pointe                                   $ 16,600,000.00                      0.01 (1 bp)
Walden Providence                                $ 14,455,000.00                      0.01 (1 bp)
Bravo Estates                                    $ 14,200,000.00                      0.01 (1 bp)
Juniper Portfolio                                $ 13,880,000.00                           -
     Juniper Portfolio-Cumberland                $  9,600,000.00                      0.01 (1 bp)
     Juniper Portfolio-Lakehurst                 $  4,280,000.00                      0.01 (1 bp)
The Pointe at Wimbledon                          $ 12,000,000.00                      0.01 (1 bp)
Rialto I & II MHCs                               $ 11,850,000.00                      0.01 (1 bp)
Highlands MHC                                    $ 11,760,000.00                      0.01 (1 bp)
Raymour and Flanigan- King of Prussia            $ 10,675,330.29                      0.01 (1 bp)
Remcon Medical Office Portfolio                  $ 10,563,000.00                      0.01 (1 bp)
Courtyard Chicago Glenview                       $ 10,500,000.00                      0.01 (1 bp)
1111 High Road                                   $ 10,450,000.00                      0.01 (1 bp)
Tri Park Portfolio                               $ 10,300,000.00                      0.01 (1 bp)
Nova Stor Self Storage                           $  9,800,000.00                      0.01 (1 bp)
Garden Gate Apartments                           $  9,400,000.00                      0.01 (1 bp)
One Airport Center                               $  9,150,000.00                      0.01 (1 bp)
Summer & Bedford Office                          $  9,000,000.00                      0.01 (1 bp)
Club Marina MHC                                  $  8,575,000.00                      0.01 (1 bp)
North Valley Self Storage                        $  7,760,000.00                      0.01 (1 bp)
Innovation Court Business Center                 $  7,600,000.00                      0.01 (1 bp)
North Empire Self Storage                        $  7,600,000.00                      0.01 (1 bp)
Milam Building                                   $  7,560,000.00                      0.01 (1 bp)
Flying Star Retail Portfolio                     $  6,982,626.88                      0.01 (1 bp)
Downtown Plaza                                   $  6,513,000.00                      0.01 (1 bp)
Kern MHP                                         $  6,400,000.00                      0.01 (1 bp)
Wachovia Plaza Roll Up                           $  6,328,622.65                      0.01 (1 bp)
Meadowbrook Apartments                           $  6,302,743.56                      0.01 (1 bp)
Conch Plaza                                      $  6,250,000.00                      0.01 (1 bp)
Tamarack East MHC                                $  6,250,000.00                      0.01 (1 bp)
Village Glen MHC                                 $  6,150,000.00                      0.01 (1 bp)
Powers Professional Campus                       $  6,000,000.00                      0.01 (1 bp)
Portland Fairview RV Resort                      $  5,838,989.30                      0.01 (1 bp)
Crystal Pointe MHC                               $  5,600,000.00                      0.01 (1 bp)
Rivermont Apartments                             $  5,540,000.00                     0.06 (6 bps)
Raymour and Flanigan - Poughkeepsie, NY          $  5,302,211.92                      0.01 (1 bp)
Harbor Landing                                   $  5,250,000.00                      0.01 (1 bp)
Hidden Village MHC                               $  5,250,000.00                      0.01 (1 bp)
Park Apartments Phases I & II                    $  5,213,841.95                      0.01 (1 bp)
Claycreek Mini Storage                           $  5,040,000.00                      0.01 (1 bp)
JMT Warehouse                                    $  4,905,000.00                      0.01 (1 bp)
Lady Lake Shoppes                                $  4,696,000.00                      0.01 (1 bp)
Lost Springs Apartments                          $  4,629,112.01                      0.01 (1 bp)
El Monte MHC                                     $  4,584,000.00                      0.01 (1 bp)
Clinton Parkway                                  $  4,500,000.00                      0.01 (1 bp)
Goldstein Office Building                        $  4,500,000.00                      0.01 (1 bp)
Mr. Van Gard Self Storage                        $  4,500,000.00                      0.01 (1 bp)
Sloan Industrial Portfolio                       $  4,300,000.00                      0.01 (1 bp)
Bontierra Road                                   $  4,280,000.00                      0.01 (1 bp)
McNary Oaks MHC                                  $  4,186,218.60                      0.01 (1 bp)
Indian Woods                                     $  4,100,000.00                      0.01 (1 bp)
Scioto Estates MHC                               $  4,100,000.00                      0.01 (1 bp)
Granite Mall                                     $  3,800,000.00                      0.01 (1 bp)
Walgreens-Grove, OK                              $  3,760,000.00                      0.01 (1 bp)
WSG- Citrus Park                                 $  3,685,846.78                      0.01 (1 bp)
Viking Estates MHC                               $  3,625,000.00                      0.01 (1 bp)
Space Savers NW                                  $  3,592,669.48                      0.01 (1 bp)
Parkside Station                                 $  3,550,000.00                      0.01 (1 bp)
Briarwood MHC                                    $  3,100,000.00                      0.01 (1 bp)
Scotts Corner                                    $  2,986,725.04                      0.01 (1 bp)
Lloyd Baer Building                              $  2,800,000.00                      0.01 (1 bp)
Doubletree I Apartments                          $  2,290,192.26                      0.01 (1 bp)
Kensington Town Center                           $  2,245,811.85                      0.01 (1 bp)
Whispering Pines MHC                             $  2,040,000.00                      0.01 (1 bp)
Paradise View Apartments                         $  1,802,917.31                      0.01 (1 bp)
Mosier Manor                                     $  1,750,000.00                      0.01 (1 bp)

                                    EXHIBIT B
                                    ---------

                      SUB-SERVICER'S OFFICER'S CERTIFICATE
                    [_______________________] (GECMC 2007-C1)

      I, ______________________________, hereby certify that I am the duly elected __________________________ of [Sub-Servicer], a corporation organized under the laws of the State of ______________________ (the "Sub-Servicer") and further as follows:

      1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the articles of incorporation of the Sub-Servicer which are in full force and effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since _______________________________.

      2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Sub-Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since
____________.

      3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Sub-Servicer, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

      4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Sub-Servicer authorizing the Sub-Servicer to execute and deliver the Sub-Servicing Agreement, dated as of _________, 200__ (the "Sub-Servicing Agreement"), by and between the Sub-Servicer and KeyCorp Real Estate Markets, Inc. and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since _______________.

      5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sub-Servicer of or compliance by the Sub-Servicer with the Sub-Servicing Agreement or the consummation of the transactions contemplated by the Sub-Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Sub-Servicer.

      6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Sub-Servicing Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Sub-Servicer, the terms of any indenture or other agreement or instrument to which the Sub-Servicer is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Sub-Servicer is subject or by which it is bound.

      7. There is no action, suit, proceeding or investigation pending or to the best of my knowledge threatened against the Sub-Servicer which, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial conditions, properties or assets of the Sub-Servicer or in any material impairment of the right or ability of the Sub-Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Sub-Servicer or which would draw into question the validity of the Sub-Servicing Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Sub-Servicer to perform under the terms of the Sub-Servicing Agreement.

      8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Sub-Servicer, signed the Sub-Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the Sub-Servicing Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Sub-Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

      9. The Sub-Servicer is duly authorized to engage in the transactions described and contemplated in the Sub-Servicing Agreement.

      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Sub-Servicer.


Dated: ______________________       By:
                                        --------------------------------------
           [Seal]                       Name: ________________________________
                                        Title: [Vice] President

      I, _______________________, an [Assistant] Secretary of [Sub-Servicer] hereby certify that ___________________________ is the duly elected, qualified and acting [Vice] President of the Sub-Servicer and that the signature appearing above is [her] [his] genuine signature.


      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: _____________________        By:
                                        --------------------------------------
                                          Name:   ____________________________
                                          Title:  [Assistant] Secretary

                                    EXHIBIT B
                                    ---------

                                       to

                      Sub-Servicer's Officer's Certificate


               Name                      Title                   Signature

________________________

________________________

________________________

________________________

                                    EXHIBIT C
                                    ---------

                         POOLING AND SERVICING AGREEMENT


                              Previously Delivered

                                    EXHIBIT D
                                    ---------

                                    EXHIBIT E
                                    ---------

                        QUARTERLY SERVICING CERTIFICATION


Sub-Servicer:  _________________________________________


RE:   GECMC Series 2007-C1


Pursuant to the Servicing Agreement(s) between KeyCorp Real Estate Markets, Inc. and the above referenced Servicer, we certify that with respect to each mortgage loan serviced by us for KeyCorp Real Estate Markets, Inc. that as of the quarter ending _____________ except as otherwise noted below:

o All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

o All required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the loan documents.

o On all required insurance policies, the loss payee is in the name of the Trust.

o  All UCC Financing Statements have been renewed prior to expiration.

o All reserves are maintained and disbursed in accordance with the loan documents and no expired reserves exist.

o All letters of credit are transferred to the Trust as beneficiary and are properly renewed.

o  Lockboxes are being serviced in accordance with loan documents.

o All required loan documents, third party reports and underwriting files are complete and all applicable loan documents have been properly assigned to the Trust.


EXCEPTIONS: __________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                                    EXHIBIT F
                                    ---------

                          FORM OF ACCOUNT CERTIFICATION
                                  GECMC 2007-C1

Securitization:  _______________________________________________________________

Sub Servicer:  _________________________________________________________________

 _______  New Account                     _______  Change of Account Information

Indicate purpose of account (check all that apply):

 _______  Principal & Interest               _______  Deposit Clearing

 _______  Taxes & Insurance                  _______  Disbursement Clearing

 _______  Reserves (non-interest bearing)    _______  Suspense

 _______  Reserves (interest bearing)

Account Number:  _______________________________________________________________

Account Name:  _________________________________________________________________

Depository Institution (and Branch): ___________________________________________

        Name:  _________________________________________________________________

        Street:  _______________________________________________________________

        City, State, Zip:  _____________________________________________________

        Rating Agency: _____________________________      Rating: ______________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by: ___________________________________________________________________

Signature: _____________________________________________________________________

Title: _________________________________________________________________________

Date: __________________________________________________________________________

Telephone: _________________________________________  Fax: _____________________

                                    EXHIBIT G
                                    ---------

                                                               FORM OF
                                                          COLLECTION REPORT

                                                              [Series]
                                                          Month of ________

------------------------------------------------------------------------------------------------------------------------------------
                    Subservicers Scheduled                                       Scheduled                           Scheduled
      Master        Loan               Due         Mtg            Net            Beginning         Schedule          Principal
     Services        #                 Date        Rate         Mtg Rate          Balance         P&I Amount          Payment
      Loan #
------------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------------
Totals                                                                             0.00                0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Scheduled       Scheduled                            Curtailed     Prepayment        Other             Actual
      Master        Interest        Service          Curtailed          Prepayment     Interest       Principal          Principal
     Services       Payment           Fee           Prepayment             Date      Excess/Short     Adjustment          Payment
      Loan #
------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
Totals                0.00           0.00              0.00                                             0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Actual Net       Actual                                                      Payment
      Master        Interest        Service      Late          Assumption      Additional        Loan      Distribution
     Services       Payment          Fees       Charges           Fees            Fees          Status        Amount
      Loan #
------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
Totals                0.00           0.00         0.00          0.00          0.00                         0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Scheduled            Actual Loan Bal             Next        Total Reserve Bal
      Master       Ending                   As of                 Payment            As Of              Date of
     Services      Balance            Distribution Date             Due         Prior Month End        Maturity
      Loan #
------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
Totals             0.00                          0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------

                                    Loan Status
                                        A - payment not received but still in
                                        grace period
                                        B - late payment but less than 1 month
                                        delinquent
                                        O - Current
                                        1 - One month delinquent
                                        2 - Two months delinquent
                                        3 - Three months delinquent
                                        4 - Assumed Schedule Payment
                                        5 - Prepaid in Full
                                        6 - Specially Serviced
                                        7 - in foreclosure
                                        9 - REO
                                        10 - DPO
                                        11 - Modification
Prepared By
Approved By

                                    EXHIBIT H
                                    ---------

                        FORM OF CERTIFICATE OF INSURANCE


Sub-Servicer:  _______________________________________


RE:  GECMC Series 2007-C1


Pursuant to the Sub-Servicing Agreement(s) between KeyCorp Real Estate Markets, Inc. and [Sub-Servicer], we certify with respect to each Mortgage Loan serviced by us for KeyCorp Real Estate Markets, Inc. that all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).


EXCEPTIONS: __________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

________________________________          ______________________________
Servicing Officer                         Date

                                    EXHIBIT I

                              NEW LEASE INFORMATION


Loan # __________________ Property Type: ________________ Tenant: ______________
Property Name/Address: _________________________________________________________
Term (Years, Months): _______ Sq Ft Gross Rentable: __________ Net Rentable ____
Begin Lease Date: ________________________________________     Retail
End Lease Date: __________________________________________     Office
Occupancy Date (if diff): ________________________________     Other

Minimum Rent (S/SF/YR)

                                              (Mo/Yr) Escalation:  CPI    Other

Change to                             on
Change to                             on
Change to                             on
Change to                             on

Percentage Rent

            % Amount                For                     % Rent Due:
                                   For                              Monthly
                                   Up to                            Quarterly
                                   Up to                            Annually

Breakpoint                         (S/Yr)       Sales Report Due: ______________

                                                    (Mo/Yr)

Change to                             on                      Monthly
Change to                             on                      Quarterly
Change to                             on                      Annually

Recoveries

            Taxes ____________________________       Per _______________________

Insurance                                           Per ________________________
Cam                                                 Per ________________________
HVAC                                                Per ________________________
Adver/Promo                                         Per ________________________
                                                    Per ________________________
                                                    Per ________________________
Management                                          Per ________________________

Renewal Options

Term _________________________________              SF _________________________
Minimum rent _________________________              Gross Rentable _____________
% Rent _______________________________              Net Rentable _______________

Landlord Costs
            Alterations: _____________________________________________________
            Commissions:  ____________________________________________________
            Moving Allowances:  ______________________________________________
            Buyout Clauses:  _________________________________________________
            Other:   _________________________________________________________

Building Insurance Requirements
            Tenant maintains fire & ED on building(s); will need coverage to renew
            Does not furnish building coverage
            General liability naming landlord mortgagee as additional insured; will need coverage for review
            General liability without mentioning landlord's mortgagee; do not need coverage

Waiver of Subrogation
            N/A
            Mutual; will need endorsement
            Landlord only; will need endorsement
            Tenant only; do not need endorsement

Comments:


Attachments:
            Original Lease
            Original Subordination Agreement

                                    EXHIBIT J
                                    ---------

                    MONTHLY SERVICING ACCOUNTS CERTIFICATION


Servicer: ______________________________________


RE:  GECMC Series 2007-C1


Pursuant to the Servicing Agreement(s) between KeyCorp Real Estate Markets, Inc. and the above named Servicer, I certify with respect to each transaction serviced by us, as noted above, for KeyCorp Real Estate Markets, Inc. that as of ________________ (Determination Date) all collection accounts and servicing accounts have been properly reconciled and the reconciliations have been reviewed and approved by Servicer's management, except as otherwise noted below:

EXCEPTIONS: __________________________________________

______________________________________________________

______________________________________________________


_________________________                 ___________________________
Servicing Officer                         Date

ARTICLE I      DEFINITIONS.................................................
      Section 1.01   Defined Terms.........................................
ARTICLE II     MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER TO PERFORM
               SERVICING RESPONSIBILITIES..................................
      Section 2.01   Contract for Servicing; Possession of Mortgage
                     Loan Documents........................................
      Section 2.02   Sub-Servicer Certification............................
ARTICLE III    SERVICING OF THE MORTGAGE LOANS.............................
      Section 3.01   Sub-Servicer to Service...............................
      Section 3.02   Merger or Consolidation of the Sub-Servicer...........
      Section 3.03   Limitation on Liability of the Sub-Servicer and
                     Others................................................
      Section 3.04   Sub-Servicer Not to Resign............................
      Section 3.05   No Transfer or Assignment of Servicing................
      Section 3.06   Indemnification.......................................
ARTICLE IV     DEFAULT.....................................................
      Section 4.01   Events of Default.....................................
      Section 4.02   Waiver of Defaults....................................
      Section 4.03   Other Remedies of Master Servicer.....................
ARTICLE V      TERMINATION.................................................
      Section 5.01   Termination...........................................
      Section 5.02   Termination With Cause................................
      Section 5.03   Intentionally Deleted.................................
      Section 5.04   Termination of Duties with Respect to Specially
                     Serviced Mortgage Loans...............................
ARTICLE VI     MISCELLANEOUS...............................................
      Section 6.01   Successor to the Sub-Servicer.........................
      Section 6.02   Financial Statements..................................
      Section 6.03   Closing...............................................
      Section 6.04   Closing Documents.....................................
      Section 6.05   Notices...............................................
      Section 6.06   Severability Clause...................................
      Section 6.07   Counterparts..........................................
      Section 6.08   Governing Law.........................................
      Section 6.09   Protection of Confidential Information................
      Section 6.10   Intention of the Parties..............................
      Section 6.11   Third Party Beneficiary...............................
      Section 6.12   Successors and Assigns; Assignment of Agreement.......
      Section 6.13   Waivers...............................................
      Section 6.14   Exhibits..............................................
      Section 6.15   General Interpretive Principles.......................
      Section 6.16   Complete Agreement....................................
      Section 6.17   Further Agreement.....................................
      Section 6.18   Amendments............................................


EXHIBIT A      MORTGAGE LOAN SCHEDULE......................................
EXHIBIT B      SUB-SERVICER'S OFFICER'S CERTIFICATE........................
EXHIBIT C      POOLING AND SERVICING AGREEMENT.............................
EXHIBIT D      RESERVED
EXHIBIT E      QUARTERLY SERVICING CERTIFICATION...........................
EXHIBIT F      FORM OF ACCOUNT CERTIFICATION...............................
EXHIBIT G      FORM OF COLLECTION REPORT...................................
EXHIBIT H      FORM OF CERTIFICATE OF INSURANCE............................
EXHIBIT I      NEW LEASE INFORMATION.......................................
EXHIBIT J      MONTHLY SERVICING ACCOUNTS CERTIFICATION....................